UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                 FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  April 9, 2003



                            VITALLABS, INC.
             (Exact name of registrant as specified in its charter)



Nevada                         000-20598                      75-2293489
(State or other jurisdiction  (Commission                   (IRS Employer
of incorporation)             File Number)             Identification No.)


                 12547 66th Street North  Largo Florida 33773
             (Address of principal executive offices       Zip Code)



      Registrant's telephone number, including area code:  727 538-2274




             1375 South Fort Harrison Ave., Clearwater Florida 33756
            (Former name or former address, if changed since last report)




Item 1.  Changes in Control of Registrant.

  NOT APPLICABLE

Item 2.  Acquisition or Disposition of Assets.

  NOT APPLICABLE

Item 3.  Bankruptcy or Receivership.

On April 9, 2003, Med Tech Labs, Inc. (the Debtor in possession) filed a petition for relief under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court for the Middle District of Florida, Tampa Division, Case No. 03-07255-8G1. Med Tech Labs, Inc, is a wholly owned subsidiary of VitalLabs, Inc. (the registrant) Med Tech Labs, Inc. is substantially all of the assets or business of the registrant.


Item 4.  Changes in Registrant's Certifying Accountants.

  NOT APPLICABLE

Item 5.  Other Events and Regulation FD Disclosure.

  NOT APPLICABLE

Item 6.  Resignation of Registrant's Directors.

  NOT APPLICABLE

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

8.  Change in Fiscal Year.

  NOT APPLICABLE

9.  Item FD Disclosure.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

  NOT APPLICABLE


SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VitalLabs, INC.



By /s/ Thomas W. Kearney, CFO
Thomas W. Kearney, CFO
(Principal financial and accounting officer)

May 1, 2003